UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) April 28, 2005

Greer Bancshares Incorporated

(Exact name of registrant as specified in its charter)

South Carolina

(State or other jurisdiction of incorporation)

000-33021	57-1126200
(Commission File Number)	(IRS Employer Identification No.)

1111 W. Poinsett Street, Greer, South Carolina	29650
(Address of principal executive offices)	(Zip Code)

(864) 877-2000

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

At the Annual Meeting of Shareholders of Greer Bancshares Incorporated (the “Company”), held on April 28, 2005, the Company’s shareholders, upon recommendation of the Board of Directors (the “Board”), approved the Company’s 2005 Equity Incentive Plan (the “Plan”). The Plan was approved by the Board on September 23, 2004 and became effective upon approval by the shareholders at the Annual Meeting.

A summary of the material features of the Plan is set forth in the Company’s Proxy Statement for the 2005 Annual Meeting of Shareholders (the “Proxy Statement”), which was filed with the Securities and Exchange Commission on March 30, 2005. Proposal 2 of the Proxy Statement entitled “Approval of 2005 Equity Incentive Plan” is incorporated herein by reference. A copy of the Plan is filed as Annex B to the Proxy Statement and is incorporated herein by reference.

Item 7.01. Regulation FD Disclosure.

At the Annual Meeting of the Company on April 28, 2005, management made presentations regarding the performance and goals of the Company. The Company disclosed, among other things, the following information:

•	The Company has formulated an “Independence Assurance Plan,” which includes goals of doubling asset size and earnings within five years and setting a stretch goal of reaching $500 million in assets by the end of 2009. Furthermore, the Company has set earnings goals of increasing net income from $2,559,000 ($1.05 per share) in 2004 to $5,052,000 ($2.04 per share) in 2009.

•	Kenneth M. Harper, President, indicated that earnings should improve in 2005. Specifically, he set forth goals of reaching $276 million in total assets and $2.760 million in net income. Also, an earnings per share goal was set at $1.13.

Item 9.01. Financial Statements and Exhibits.

(c)	Exhibits.

The following exhibit is filed as part of this report:

Exhibit Number	Description
Exhibit 10.1	Greer Bancshares Incorporated 2005 Equity Incentive Plan (incorporated by reference to Annex B of the registrant’s definitive proxy statement filed with the Securities and Exchange Commission on March 30, 2005).

Forward-looking statements

The Company cautions readers that the statements contained herein regarding the Company’s future business plans, operations, opportunities or prospects, including any factors which may affect future earnings, are forward-looking statements made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements are based upon management’s current knowledge and assumptions about future events and involve risks and uncertainties that could cause actual results to differ materially from anticipated results.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GREER BANCSHARES INCORPORATED

By:	/s/ J. Richard Medlock, Jr.
Name:	J. Richard Medlock, Jr.
Title:	Chief Financial Officer

Dated: May 4, 2005

EXHIBIT INDEX

Exhibit Number	Description
Exhibit 10.1	Greer Bancshares Incorporated 2005 Equity Incentive Plan (incorporated by reference to Annex B of the registrant’s definitive proxy statement filed with the Securities and Exchange Commission on March 30, 2005).